SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):August 9, 2004

GUILFORD PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23736	52-1841960

(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

6611 Tributary Street
Baltimore, Maryland	21224

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 631-6300

(Former name or former address, if changed since last report)

Exhibit Index is on page 4.

INFORMATION TO BE INCLUDED IN THE REPORT

Items 5 and 12. Other Events; Results of Operation and Financial
                            Condition.

               On August 9, 2004, Guilford Pharmaceuticals Inc. issued a press release announcing its financial results for the fiscal quarter ended June 30, 2004. A copy of Guilford Pharmaceuticals Inc.’s press release is included as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUILFORD PHARMACEUTICALS INC.

Dated: August 9, 2004	By:/s/ Asher M. Rubin
Asher M. Rubin
Vice President, General Counsel and
Secretary

INDEX TO EXHIBITS

Exhibit
Number	Exhibit Description	Page

99.1	Press Release dated August 9, 2004	5